UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 5 2021

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Second Sight Medical Products, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

California	001-36747	02-069322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

12744 San Fernando Road, Suite 400

Sylmar, California 91342

(Address of Principal Executive Offices)

(818) 833-5000

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	EYES	Nasdaq
Warrants	EYESW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definite Agreement.

Memorandum of Understanding

On January 5, 2021, Second Sight Medical Products, Inc., a California corporation (“Second Sight”) entered into a Memorandum of Understanding with Pixium Vision, a société anonyme having its registered office at 74, rue du Faubourg Saint-Antoine, 75012 Paris, France (“Pixium”).

Pursuant to the terms of the Memorandum of Understanding, which sets forth the framework of the principal actions to be taken, (i) Second Sight will raise additional working capital of at least $25,000,000 in a private placement of equity securities of Second Sight to accredited investors (the “Fund Raising”); (ii) Pixium will contribute to Second Sight certain assets in exchange for newly issued common stock of Second Sight (the “Contribution”); and (iii) Second Sight will transfer its Orion Assets to a newly formed subsidiary (“SpinCo”), the share capital of which would be partially spun-off to the shareholders of Second Sight; (the “Spin-Off” and, together with the Fund Raising and the Contribution, the “Business Combination”).

In connection with the Contribution contemplated by the Memorandum of Understanding, Second Sight and Pixium will enter into a Contribution Agreement. Pursuant to the terms of the Contribution Agreement, subject to certain closing conditions set forth therein, Pixium will contribute to Second Sight all the assets and liabilities in relation to its activity specialized in neuromodulation technology used in the treatment of blindness (the “Pixium Contribution”).  In consideration of the Pixium Contribution, Second Sight shall issue to Pixium 34,876,043 new shares (the “Share Consideration”), representing approximately 60% of the share capital and voting rights of Second Sight. The Pixium Contribution shall be subject to the prior irrevocable completion of the Fund Raising by Second Sight.

The Memorandum of Understanding further contemplates that Second Sight and SpinCo will enter into a Separation and Distribution Agreement and an Exclusive License Agreement.

Pursuant to the terms of the Separation and Distribution Agreement, Second Sight will transfer to SpinCo certain intellectual property related to Second Sight’s Orion Visual Cortical Prosthesis System and other tangible and non-tangible assets, and SpinCo will (i) assume from Second Sight certain liabilities arising out of the operations of SpinCo’s business and (ii) distribute by way of a stock dividend to holders of shares of Second Sight’s common stock, on a pro rata basis, sixty percent (60%) of all of the issued and outstanding shares of common stock of SpinCo.

Second Sight intends to file with the U.S. Securities and Exchange Commission a Form 10 for the purpose of registering shares of common stock of SpinCo for trading pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The contribution of assets and liabilities by Second Sight to SpinCo is intended to qualify as tax-free exchange governed by Section 351 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the distribution of the SpinCo shares is intended to be a taxable distribution of property governed by Sections 301 and 311(b) of the Code.

Pursuant to the terms of the Exclusive License Agreement between Second Sight and SpinCo, Second Sight will grant to Spinco an exclusive worldwide, royalty-free license, with the right to sublicense, under certain patents and technology (“Licensed IP”) related to the Orion Visual Cortical Prosthesis System (the “Orion System”), to research, develop, make, have made, use, sell, offer for sale, have sold and import products (including, without limitation, the Orion System) in the field of diagnosing, preventing, treating, and/or curing diseases and conditions in humans and animals by means of an implant that interfaces with the brain, including related devices, software, and related components (the “Field”). Under the agreement, SpinCo has granted Second Sight an exclusive right of first refusal to commercialize any product in the Field with respect to each bona fide third party offer to acquire the right to commercialize one or more products.  The Exclusive License Agreement provides for arrangements for prosecution, maintenance, and enforcement of rights, and third-party infringement claims related to the Licensed IP.  The Exclusive License Agreement may be terminated by either party for cause and contains customary indemnification provisions.

In connection with the Business Combination, Second Sight will also use commercially reasonable efforts to reincorporate into a Delaware corporation.

Consummation of the Business Combination is expected to occur in the first quarter or early second quarter of 2021 and is subject to certain customary closing conditions including, among others, (i) appointment by the Commercial court of Paris of valuing auditor(s) to confirm that the value of the assets being contributed by Pixium to Second Sight is at least equal to the value of the Share Consideration, (ii) approval of the transaction by each of the Pixium and Second Sight shareholders, (iii) clearance from the French Minister for the Economy, (iv) the closing of the Fund Raising, and (v) the authorization for listing of the Share Consideration on the Nasdaq market.

Second Sight has made customary representations and warranties in the Memorandum of Understanding and has agreed to customary covenants relating to, among other matters, (i) the operation of its business between the execution of the Memorandum of Understanding and the completion of the Business Combination, (ii) using commercially reasonable efforts to obtain the requisite approval of the shareholders of Second Sight, and (iii) non-solicitation of competing acquisition proposals.

The Memorandum of Understanding contains certain termination rights for Second Sight and Pixium. Upon termination of the Memorandum of Understanding, Second Sight may be required to pay Pixium a termination fee, or Pixium may be required to pay Second Sight a termination fee, depending on the circumstances under which the Memorandum of Understanding is terminated.

Second Sight will be required to pay a termination fee of up to $1,000,000 to Pixium if the Memorandum of Understanding is terminated because (i) Second Sight breached representations, warranties or covenants in the Memorandum of Understanding such that the conditions to closing are not satisfied, (ii) Second Sight failed to convene Second Sight shareholders meeting to approve the Business Combination, or (iii) Second Sight breached its non-solicitation obligations under the Memorandum of Understanding or terminated the Memorandum of Understanding because of a superior offer.

Pixium will be required to pay a termination fee of up to $1,000,000 to Second Sight, if the Memorandum of Understanding is terminated because (i) Pixium breached representations, warranties or covenants in the Memorandum of Understanding such that the conditions to closing are not satisfied, or (ii) Pixium failed to convene Pixium shareholders meeting to approve the Business Combination.

The Memorandum of Understanding has been provided solely to inform investors of its terms. It is not intended to provide any other factual information about Second Sight. In particular, the representations, warranties and covenants contained in the Memorandum of Understanding were made only for the purposes of the Memorandum of Understanding as of specific dates, and solely for the benefit of the parties to the Memorandum of Understanding. The representations, warranties and covenants contained in the Memorandum of Understanding may be subject to limitations agreed upon by the parties to the Memorandum of Understanding and may be qualified by certain confidential disclosures not reflected in the text of the Memorandum of Understanding. Moreover, certain representations, warranties and covenants in the Memorandum of Understanding may apply standards of materiality in a way that is different from what may be viewed as material by Second Sight’s shareholders or other investors, and may have been used for the purpose of allocating risk among the parties rather than establishing matters of fact. The Second Sight’ shareholders and other investors are not third-party beneficiaries under the Memorandum of Understanding and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Second Sight or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Memorandum of Understanding, which subsequent information may or may not be fully reflected in the public disclosures of Second Sight.

Directors and Officers

Following the closing of the Contribution, Pixium CEO, Lloyd Diamond, will serve as executive Chairman and CEO of the combined company and, subject to the affirmative vote of the shareholders of Second Sight, its board of directors will consist of seven members: (i) three directors nominated by Pixium, including Lloyd Diamond, (ii) two directors nominated by Second Sight, who will be selected from the current directors of Second Sight; and (iii) two independent directors to be appointed by Pixium Vision.

Voting Agreement

On January 5, 2021, each of Gregg Williams and Matthew Pfeffer entered into Voting Agreements with Pixium (the “Voting Agreements”), pursuant to which, subject to the terms and condition set forth in the Voting Agreements, Gregg Williams has agreed, with respect to 6,964,101 shares of common stock of record and beneficially held by him, and Matthew Pfeffer has agreed, with respect to 14,785 shares of common stock held by him, to vote in favor of the adoption of the Memorandum of Understanding and approval of the transactions contemplated thereby, including the Business Combination and to vote against, among other things, any other acquisition proposal or other proposal, action or agreement that would impede, interfere with, delay, postpone or adversely affect the Business Combination and the transactions contemplated by the Memorandum of Understanding. The Voting Agreements also restrict Gregg Williams and Matthew Pfeffer, among other things, from transferring or agreeing to transfer such shares of the common stock owned by them during the term of the agreements. Shares subject to the Voting Agreements comprise approximately 30% of the outstanding shares of the common stock of Second Sight. Gregg Williams currently holds of record and beneficially an aggregate of 9,890,809 shares of common stock, comprising approximately 42.6% of the outstanding shares of the common stock of Second Sight and Matthew Pfeffer currently holds an aggregate of 14,785 shares of common stock, comprising approximately 0.06% of the outstanding shares of the common stock of Second Sight.

The Voting Agreements terminate upon the earlier to occur of the completion of the Business Combination or the termination of the Memorandum of Understanding.

The foregoing descriptions of the Memorandum of Understanding, Contribution Agreement, Separation and Distribution Agreement, License Agreement and Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreements, which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5 respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 4, 2021, Second Sight received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that since Second Sight has not yet held an annual meeting of shareholders within twelve months of the end of Second Sight’s fiscal year end, it no longer complies with Nasdaq’s Listing Rules (the “Listing Rules”) for continued listing.  The letter further states that under the Listing Rules Second Sight has 45 calendar days to submit a plan to regain compliance and if Nasdaq accepts such plan, it can grant an exception of up to 180 calendar days from the fiscal year end, or until June 29, 2021, to regain compliance.

Second Sight intends to submit a plan to Nasdaq to regain compliance no later than February 18, 2021.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The shares of common stock of Second Sight to be issued to Pixium pursuant to the Memorandum of Understanding will be issued pursuant to exemptions from registration provided by Section 4(a)(2) and/or the private offering safe harbor provisions of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation S of the Securities Act, based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) investment representations obtained from Pixium, including with respect to its status as an accredited investors or not a “U.S. person,” (iv) the provision of appropriate disclosure, and (v) the placement of restrictive legends on the certificates or book-entry notations reflecting the securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed under the section titled “Directors and Officers” under Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference, is an updated Investor Presentation being used in connection with the proposed business combination.

The information in this Item 7.01 (including Exhibit 99.2) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

On January 6, 2021, Second Sight issued a joint press release with Pixium announcing that the companies have entered into the Memorandum of Understanding.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The information contained on the websites referenced in the press release is not incorporated herein.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

See the Exhibit Index attached hereto.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Second Sight or the solicitation of any vote or approval. This communication is being made in respect of the proposed business combination involving Second Sight and Pixium. The proposed business combination will be submitted to the shareholders of Second Sight for their consideration. In connection therewith, Second Sight intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the shareholders of Second Sight. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Second Sight, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Second Sight will be available free of charge on Second Sight’s website at https://secondsight.com/ under the heading “SEC Filings” in the “Investors” portion of Second Sight’s website. Shareholders of Second Sight may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting Second Sight at (818) 833-5000.

Participants in the Solicitation

Second Sight and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Second Sight’s shareholders in favor of the proposed transaction. Information about the Second Sight’s directors and executive officers and their interests in the solicitation, which may, in some cases, differ from those of the Second Sight’s shareholders generally, will be included in the proxy statement to be filed with the SEC in connection with the proposed transaction. Additional information about these directors and executive officers is available in Second Sight’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2019 which was filed with the SEC on April 28, 2020. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. To the extent that holdings of Second Sight’s securities by Second Sight’s directors and executive officers have changed since the amounts printed in the latest Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The actual business results may differ from expectations, estimates and projections and consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the intention to pursue the Business Combination and to announce information regarding the Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of Second Sight’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreements, (2) the outcome of any legal proceedings that may be instituted against Second Sight and other transaction parties following the announcement of the Business Combination; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Second Sight or Pixium, the closing of the Fund Raising, or other conditions to closing in the Agreements; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain the listing of the shares of common stock of the post-acquisition company on the Nasdaq Stock Market following the business combination; (7) the risk of disruption to current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Second Sight may be adversely affected by other economic, business, and/or competitive factors; (11) the uncertainties regarding the impact of COVID-19 on the businesses of Second Sight and Pixium and the completion of the Business Combination; (12) risks and uncertainties described in or implied by the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Second Sight’s Annual Report on Form 10-K, filed on March 19, 2020, Form 10K/A filed April 28, 2020, and Forms 10-Q filed June 26, 2020, August 13, 2020, and November 12, 2020, and other reports filed from time to time with the Securities and Exchange Commission; and (13) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein. Second Sight cautions that the foregoing list of factors is not exhaustive. Second Sight cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Second Sight does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Second Sight Medical Products, Inc.
(Registrant)
January 6, 2021	/s/ Matt Pfeffer
(Date)	By: Matthew Pfeffer
Title: Chief Executive Officer

EXHBIT INDEX

Exhibit No.	Description

2.1*	Memorandum of Understanding, dated January 5, 2021, by and among Second Sight and Pixium
10.1	Form of Contribution Agreement, by and between Second Sight and Pixium
10.2	Form of Separation and Distribution Agreement, by and between Second Sight, Pixium, and Spinco
10.3	Form of Exclusive License Agreement, by and between Second Sight, Pixium, and Spinco
10.4	Voting Agreement, dated January 5, 2021, by and between Pixium and Gregg Williams
10.5	Voting Agreement, dated January 5, 2021, by and between Pixium and Matthew Pfeffer
99.1	Press Release of Second Sight Medical Products, Inc., dated January 6, 2021.
99.2	Investor Presentation

*All schedules and exhibits to the Memorandum of Understanding have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.